[FRONT]

                                   NELX, INC.
                         SPECIAL MEETING, JULY 11, 2002
                           --------------------------
 THIS PROXY IS SOLICITED ON BEHALF OF FS LIMITED PARTNERSHIP, JOHN M. JACOBS AND
           KATHLEEN M. JACOBS, WILLIAM D. JONES AND CYNTHIA B. JONES,
                    ELLIOT NORTHCOTT AND KATHRYN R. NORTHCOTT

         The undersigned hereby appoints JOHN M. JACOBS as Proxy, with full power to appoint his substitute, and hereby authorizes him to appear and vote as designated on the reverse side, all shares of the common stock of NELX, Inc. held of record by the undersigned on May 30, 2002, at the special meeting of the shareholders of NELX, Inc. to be held on July 11, 2002, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                (Continued and to be signed on the reverse side.)

Please mark your votes as in this example.

                           VOTE FOR        VOTE WITHHELD
                         all nominees        AUTHORITY
                          listed at           from all
  1.   ELECTION        right except as        nominees
  OF DIRECTORS          marked to the                       Nominees: John M. Jacobs
                        contrary below                                Fredrick E. Ferguson
                             _                  __                    C. David Thomas
                            /_/                /__/


FOR, EXCEPT VOTE
WITHHELD AS TO THE
FOLLOWING NOMINEES
(IF ANY):



2.IN THEIR DISCRETION,  THE NAMED PROXIES MAY VOTE ON SUCH OTHER BUSINESS AS MAY
  PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated June 10, 2002.

SHARES  REPRESENTED  BY THIS  PROXY  WILL BE  VOTED  AT THE  ANNUAL  MEETING  IN
ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.


--------------------------    ----------------------------       ---------------
SIGNATURE OF SHAREHOLDER      SIGNATURE IF HELD JOINTLY          DATE:

NOTE: Please mark, date, sign and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. If signing as a attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.